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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                                LETTER AMENDMENT

                                             Dated as of June 20, 2003

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders") parties
   to the Credit Agreement referred to
   below and to Citibank, N.A., as agent
   (the "Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the 364-Day Credit Agreement dated as of June 21, 2002 , and the letter amendments thereto dated as of October 4, 2002 and October 25, 2002 (such Credit Agreement, as so amended, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  On the terms and conditions stated below, it is hereby agreed by you and us as follows:

                  The definition of "Termination Date" in Section 1.01 of the Credit Agreement is, effective as of the date of this Letter Amendment and subject to the satisfaction of the conditions set forth in the next paragraph, hereby amended by deleting the date "June 20, 2003" and substituting therefor the date "August 19, 2003"

                  This Letter Amendment shall become effective as of the date first above written on the date, on or before June 20, 2003 (the "Amendment Date"), that the Agent shall have received (a) counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment, (b) a certificate of a duly authorized officer of the Borrower, dated the Amendment Date, stating that (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the Amendment Date and (ii) no event has occurred and is continuing that constitutes a Default, (c) a certificate of a duly authorized officer of the Borrower confirming the information set forth in the certificates delivered by the Borrower pursuant to Section 3.01(h)(ii) and (iii) of the Credit Agreement as if such certificates were delivered on and as of the Amendment Date and (d) a letter from each of Conyers Dill & Pearman, Bermuda counsel to the Borrower, and Dewey Ballentine LLP, New York counsel to the Borrower, confirming the opinions delivered pursuant to Section 3.01(h)(iv) of the Credit Agreement as if such opinions were delivered on and as of the Amendment Date. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

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                  On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                  The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       Very truly yours,

                                       PLATINUM UNDERWRITERS HOLDINGS, LTD.

                                       By /s/ Gregory E.A. Morrison
                                          -------------------------------------
                                          Title: CEO and President

Agreed as of the date first above written:

CITIBANK, N.A.,
         as Agent and as Lender

By /s/ Michael A. Taylor
   ---------------------------------------
   Title: Vice President

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JPMORGAN CHASE BANK

By /s/ Helen L. Newcomb
   --------------------------------------
   Title: Vice President

BANK OF AMERICA, N.A.

By /s/ Leslie Nannen
   --------------------------------------
   Title: Vice President

FLEET NATIONAL BANK

By /s/ George Urban
   --------------------------------------
   Title: Portfolio Manager

STATE STREET BANK AND TRUST COMPANY

By /s/ Edward M. Anderson
   --------------------------------------
   Title: Vice President

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